Portfolio of Investments – as of August 31, 2026 (Unaudited)
Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount (‡)	Description	Value (†)
Senior Loans — 79.9% of Net Assets
	Aerospace & Defense — 0.5%
$2,244,275	TransDigm, Inc., 2023 Term Loan J, 1 mo. USD SOFR + 2.500%, 6.186%, 2/28/2031(a)(b)	$2,251,299
	Automotive — 1.5%
3,595,775	American Axle & Manufacturing, Inc., 2025 Incremental Term Loan C, USD SOFR + 3.250%, 6.907%, 2/03/2033(a)(b)	3,602,535
2,098,591	First Brands Group LLC, 2021 Term Loan, 10.764% PIK, 3/30/2027(c)(d)	986
835,967	First Brands Group LLC, 2025 DIP Term Loan, 13.645% PIK, 6/29/2027(a)(c)(d)	118,431
2,408,723	First Brands Group LLC, 2025 PIK DIP Roll-Up Term Loan B, 10.645% PIK, 6/29/2027(a)(c)(d)	145
2,835,276	IXS Holdings, Inc., 2025 Repriced Term Loan B, 3 mo. USD SOFR + 5.500%, 9.323%, 9/05/2029(a)(b)	2,820,221
		6,542,318
	Brokerage — 1.9%
2,993,000	Cub Financing Intermediate LLC, 2026 Term Loan B, 3 mo. USD SOFR + 4.250%, 8.009%, 8/05/2033(a)(b)	3,006,109
2,997,318	Edelman Financial Center LLC, 2026 Term Loan B, 1 mo. USD SOFR + 4.000%, 7.686%, 12/01/2031(a)(b)	3,009,397
2,228,218	Jump Financial LLC, 2025 1st Lien Term Loan B, 3 mo. USD SOFR + 3.500%, 7.232%, 2/26/2032(a)(b)	2,228,219
		8,243,725
	Building Materials — 2.8%
3,683,375	OEP Glass Purchaser LLC, 2026 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.732%, 3/07/2033(a)(b)	3,676,487
805,000	PHRG Intermediate LLC, 2025 Term Loan B, 2/20/2032(e)	804,243
1,815,000	PHRG Intermediate LLC, 2025 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.732%, 2/20/2032(a)(b)	1,813,294
3,665,000	Tamko Building Products LLC, 2026 Incremental Term Loan, 3 mo. USD SOFR + 3.000%, 6.777%, 9/20/2030(a)(b)	3,477,169
2,224,765	White Cap Buyer LLC, 2024 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 10/19/2029(a)(b)	2,223,652
		11,994,845
	Cable Satellite — 1.4%
5,869,988	DirecTV Financing LLC, 2026 Term Loan B, 3 mo. USD SOFR + 4.500%, 8.323%, 8/02/2029(a)(b)	5,907,145
	Chemicals — 3.4%
2,233,000	AMG Advanced Metallurgical Group NV, 2026 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 7/22/2033(a)(b)	2,235,791
2,041,123	Chemours Co., 2023 EUR Term Loan B3, 1 mo. USD SOFR + 3.250%, 5.500%, 8/18/2028, (EUR)(a)(b)	2,372,644
2,799,550	Innophos, Inc., 2020 Term Loan B, 1 mo. USD SOFR + 4.250%, 8.051%, 3/16/2029(a)(b)	2,778,554
3,932,357	New Arclin U.S. Holding Corp., 2026 USD Term Loan B, 1 mo. USD SOFR + 4.500%, 8.206%, 4/01/2033(a)(b)	3,803,729
3,341,415	SCIL IV LLC, USD Term Loan B, 3 mo. USD SOFR + 4.000%, 7.761%, 11/08/2032(a)(b)	3,362,299
		14,553,017
	Consumer Cyclical Services — 7.3%
2,303,477	BIFM U.S. Finance LLC, 2025 Repriced Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 5/31/2028(a)(b)	2,308,268
Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — continued
$3,106,472	Ensemble RCM LLC, 2026 Term Loan B, 3 mo. USD SOFR + 3.000%, 6.823%, 2/09/2033(a)(b)	$3,106,472
3,888,669	Galaxy U.S. Opco, Inc., Term Loan, 3.250% PIK and/or 3 mo. USD SOFR + 2.000% Cash, 7/31/2030(b)(d)	3,548,410
3,394,736	Grant Thornton Advisors LLC, 2025 Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 6/02/2031(a)(b)	3,231,959
4,952,086	Horizon U.S. Finco LP, Term Loan B, 3 mo. USD SOFR + 4.750%, 8.593%, 10/31/2031(a)(b)	4,780,001
3,456,493	Inmar, Inc., 2025 Repriced Term Loan B, 3 mo. USD SOFR + 4.500%, 8.274%, 10/30/2031(a)(b)	3,090,692
4,949,987	Latham Pool Products, Inc., 2026 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.653%, 8/22/2033(a)(b)	4,948,453
2,704,860	PUG LLC, 2024 Extended Term Loan B, 1 mo. USD SOFR + 4.750%, 8.436%, 3/15/2030(b)	2,710,486
4,086,769	Vistage Worldwide, Inc., Term Loan, 3 mo. USD SOFR + 3.750%, 7.482%, 7/13/2029(b)	3,993,100
		31,717,841
	Consumer Products — 2.4%
2,352,970	Champ Acquisition Corp., 2024 Term Loan B, 3 mo. USD SOFR + 3.250%, 7.073%, 11/25/2031(a)(b)	2,363,746
1,918,332	Hunter Douglas, Inc., 2025 USD Term Loan B, 3 mo. USD SOFR + 3.000%, 6.732%, 1/20/2032(a)(b)	1,920,327
3,324,918	Lavender Dutch BorrowerCo BV, USD Term Loan, 3 mo. USD SOFR + 3.250%, 6.982%, 12/30/2032(a)(b)	3,321,594
2,625,582	Recess Holdings, Inc., 2025 Repriced Term Loan, 3 mo. USD SOFR + 3.750%, 7.560%, 2/20/2030(a)(b)	2,625,582
		10,231,249
	Diversified Manufacturing — 2.0%
2,223,848	DXP Enterprises, Inc., 2025 Repriced Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 10/11/2030(a)(b)	2,236,813
1,755,368	Dynamo Newco II GmbH, 2025 USD Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 9/30/2031(a)(b)	1,708,201
1,963,221	Infinite Bidco LLC, 2nd Lien Term Loan, 3 mo. USD SOFR + 7.000%, 11.084%, 3/02/2029(b)	1,930,494
160,000	Resilience Parent LLC, 1st Lien Term Loan, 3 mo. USD SOFR + 2.500%, 6.232%, 2/28/2033(a)(b)	159,901
2,610,127	TK Elevator Midco GmbH, 2025 USD Term Loan B, 6 mo. USD SOFR + 2.750%, 6.704%, 4/30/2030(a)(b)	2,622,238
		8,657,647
	Electric — 1.5%
135,000	Kohler Energy Co. LLC, 2026 USD Term Loan B, 5/01/2031(e)	135,380
6,329,258	Kohler Energy Co. LLC, 2026 USD Term Loan B, 3 mo. USD SOFR + 3.000%, 6.732%, 5/01/2031(a)(b)	6,347,043
		6,482,423
	Environmental — 0.8%
3,282,567	Northstar Group Services, Inc., 2024 Term Loan B, 3 mo. USD SOFR + 4.750%, 8.573%, 5/31/2030(a)(b)	3,294,188
	Financial Other — 0.5%
2,708,750	Dragon Buyer, Inc., Term Loan B, 3 mo. USD SOFR + 2.750%, 6.482%, 9/30/2031(a)(b)	2,131,786
2,521,320	Luxembourg Investment Co. 428 SARL, Term Loan B, 3 mo. USD SOFR + 5.000%, 10.391%, 1/03/2029(c)	54,209
		2,185,995
	Food & Beverage — 0.9%
3,918,186	Fiesta Purchaser, Inc., 2025 Repriced Term Loan, 1 mo. USD SOFR + 2.750%, 6.436%, 2/12/2031(a)(b)	3,879,004

Principal Amount (‡)	Description	Value (†)
	Gaming — 1.2%
$2,905,000	Catawba Nation Gaming Authority, Term Loan B, 3 mo. USD SOFR + 4.750%, 8.573%, 3/29/2032(a)(b)	$2,935,880
2,332,867	J&J Ventures Gaming LLC, 2025 Repriced Term Loan B, 1 mo. USD SOFR + 3.500%, 7.186%, 4/26/2030(a)(b)	2,306,623
		5,242,503
	Healthcare — 7.8%
3,105,395	Aveanna Healthcare LLC, 2026 Term Loan B, 1 mo. USD SOFR + 3.000%, 6.686%, 9/17/2032(a)(b)	3,114,929
5,971,172	Bausch & Lomb Corp., 2025 Repriced Term Loan, 1 mo. USD SOFR + 3.750%, 7.436%, 1/15/2031(a)(b)	6,004,013
2,227,224	Dermatology Intermediate Holdings III, Inc., 2022 Term Loan B, 3 mo. USD SOFR + 4.250%, 8.073%, 3/30/2029(b)	2,049,046
109,132	Hanger, Inc., 2024 Delayed Draw Term Loan, 3.500%, 10/23/2031(f)	109,729
262,564	Hanger, Inc., 2024 Delayed Draw Term Loan, 1 mo. USD SOFR + 3.500%, 7.186%, 10/23/2031(a)(b)	264,000
2,866,437	Hanger, Inc., 2024 Term Loan B, 1 mo. USD SOFR + 3.500%, 7.186%, 10/23/2031(a)(b)	2,882,116
1,505,000	Hologic, Inc., 2026 USD Term Loan B, 3 mo. USD SOFR + 2.250%, 5.995%, 4/07/2033(a)(b)	1,483,132
2,556,109	LifePoint Health, Inc., 2024 Incremental Term Loan B1, 3 mo. USD SOFR + 3.500%, 7.250%, 5/19/2031(a)(b)	2,430,067
1,728,289	McKesson Medical-Surgical Top Holdings, Inc., Term Loan B, 3 mo. USD SOFR + 2.250%, 5.982%, 6/09/2032(a)(b)	1,733,699
2,421,741	Onex TSG Intermediate Corp., 2026 Term Loan B, 3 mo. USD SOFR + 3.250%, 6.982%, 8/06/2032(a)(b)	2,406,605
1,796,108	Radiology Partners, Inc., 2025 Term Loan, 3 mo. USD SOFR + 4.500%, 8.232%, 6/30/2032(a)(b)	1,780,949
3,419,489	Team Services Group, 2026 Term Loan B, 3 mo. USD SOFR + 5.250%, 8.982%, 3/31/2033(a)(b)	3,403,623
2,713,117	TTF Holdings LLC, 2024 Term Loan, 3 mo. USD SOFR + 3.750%, 7.514%, 7/18/2031(a)(b)	2,126,406
182,765	U.S. Fertility Enterprises LLC, 2025 Delayed Draw Term Loan, 3.500%, 12/30/2032(f)	183,298
3,562,876	U.S. Fertility Enterprises LLC, 2025 Term Loan, USD SOFR + 3.000%, 6.956%, 12/30/2032(a)(b)	3,573,280
		33,544,892
	Industrial Other — 3.7%
2,254,452	Fluid-Flow Products, Inc., 2026 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 3/04/2033(a)(b)	2,261,846
2,967,090	Gloves Buyer, Inc., 2026 Term Loan B, 1 mo. USD SOFR + 3.750%, 7.409%, 5/21/2032(a)(b)	2,977,534
3,441,488	Jupiter Buyer, Inc., 2024 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.732%, 11/03/2031(a)(b)	3,458,695
3,376,016	Mckissock Investment Holdings LLC, 2022 Term Loan, 3 mo. USD SOFR + 5.000%, 8.941%, 3/12/2029(a)(b)	3,055,295
2,917,837	Michael Baker International LLC, 2025 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.823%, 12/01/2028(a)(b)	2,925,132
1,521,906	St. George's University Scholastic Services, 2022 Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 2/10/2029(a)(b)	1,519,289
		16,197,791
Principal Amount (‡)	Description	Value (†)
	Leisure — 1.6%
$3,694,680	EOC Borrower LLC, Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 3/24/2032(a)(b)	$3,706,688
3,792,986	Kingpin Intermediate Holdings LLC, 2025 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 9/22/2032(a)(b)	3,034,389
		6,741,077
	Media Entertainment — 4.2%
4,391,010	Cengage Learning, Inc., 2026 Term Loan B, USD SOFR + 3.000%, 6.721%, 3/24/2031(a)(b)	4,371,031
2,228,308	Discovery Global Holdings, Inc., 2026 USD Term Loan B, 1 mo. USD SOFR + 2.500%, 6.186%, 6/03/2033(a)(b)	2,232,653
2,187,470	Dotdash Meredith, Inc., 2025 Term Loan B, 1 mo. USD SOFR + 3.500%, 7.206%, 6/16/2032(a)(b)	2,099,971
2,083,240	McGraw-Hill Global Education Holdings LLC, 2025 1st Lien Term Loan B, 1 mo. USD SOFR + 2.500%, 6.286%, 8/06/2031(a)(b)	2,091,636
5,046,430	Oak-Eagle AcquireCo, Inc., USD Term Loan B, 3 mo. USD SOFR + 3.500%, 7.251%, 8/04/2033(a)(b)	5,092,857
2,222,727	Sweetwater Borrower LLC, 2026 1st Lien Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 2/17/2033(a)(b)	2,231,062
		18,119,210
	Metals & Mining — 1.1%
893,023	GrafTech Finance, Inc., 2024 Delayed Draw Term Loan, 3 mo. USD SOFR + 6.000%, 9.733%, 12/21/2029(a)(b)	861,490
1,562,790	GrafTech Finance, Inc., 2024 Term Loan, 3 mo. USD SOFR + 6.000%, 9.810%, 12/21/2029(a)(b)	1,507,608
2,237,857	Worthington Steel, Inc., Term Loan B, 1 mo. USD SOFR + 4.000%, 7.686%, 6/01/2033(a)(b)	2,254,641
		4,623,739
	Oil Field Services — 0.7%
3,133,193	Star Holding LLC, 2024 1st Lien Term Loan B, 1 mo. USD SOFR + 4.500%, 8.186%, 7/31/2031(a)(b)	3,136,451
	Paper — 1.1%
4,540,000	Mativ Holdings, Inc., 2026 Term Loan B, 1 mo. USD SOFR + 4.500%, 8.186%, 4/04/2033(a)(b)	4,574,050
	Pharmaceuticals — 0.5%
2,225,000	Bausch Health Cos., Inc., 2025 Term Loan B, 1 mo. USD SOFR + 6.250%, 9.936%, 10/08/2030(a)(b)	2,211,494
	Property & Casualty Insurance — 6.1%
3,202,373	Acrisure LLC, 2024 1st Lien Term Loan B6, 1 mo. USD SOFR + 3.000%, 6.686%, 11/06/2030(a)(b)	2,711,353
7,766,762	Ardonagh Midco 3 PLC, 2024 USD Term Loan B, USD SOFR + 3.000%, 6.828%, 2/15/2031(a)(b)	7,686,687
2,921,082	Asurion LLC, 2022 Term Loan B10, 3 mo. USD SOFR + 4.000%, 7.923%, 8/19/2028(a)(b)	2,923,273
1,471,912	Asurion LLC, 2023 Term Loan B11, 3 mo. USD SOFR + 4.250%, 8.173%, 8/19/2028(a)(b)	1,472,707
1,831,716	Baldwin Insurance Group Holdings LLC, 2025 Term Loan B2, 1 mo. USD SOFR + 2.500%, 6.145%, 5/27/2031(a)(b)	1,808,820
291,440	Broadstreet Partners, Inc., 2024 Term Loan B4, 1 mo. USD SOFR + 2.500%, 6.186%, 6/13/2031(a)(b)	286,922
2,217,600	Howden Group Holdings Ltd., 2025 USD Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 2/15/2031(a)(b)	2,098,404
3,049,035	Hyperion Insurance Group Ltd., 2025 Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 4/18/2030(a)(b)	2,883,625

Principal Amount (‡)	Description	Value (†)
	Property & Casualty Insurance — continued
$2,456,571	Truist Insurance Holdings LLC, 2024 Term Loan B, 3 mo. USD SOFR + 2.750%, 6.482%, 5/06/2031(a)(b)	$2,416,037
2,260,526	Truist Insurance Holdings LLC, 2nd Lien Term Loan, 3 mo. USD SOFR + 4.750%, 8.482%, 5/06/2032(a)(b)	2,166,805
		26,454,633
	Refining — 0.6%
2,509,155	Delek U.S. Holdings, Inc., 2026 Term Loan B, 1 mo. USD SOFR + 3.000%, 6.686%, 5/17/2032(a)(b)	2,517,510
	Retailers — 6.2%
1,842,000	Autodoc Holding SE, EUR Term Loan B, 7/27/2033, (EUR)(e)	2,106,154
3,140,713	Evergreen Acqco 1 LP, 2025 Term Loan B, 3 mo. USD SOFR + 2.500%, 6.168%, 9/17/2032(a)(b)	3,147,246
475,000	Great Outdoors Group LLC, 2025 Term Loan B, 1/23/2032(e)	476,867
3,380,436	Great Outdoors Group LLC, 2025 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 1/23/2032(a)(b)	3,393,721
2,177,728	Harbor Freight Tools USA, Inc., 2024 Term Loan B, 1 mo. USD SOFR + 2.250%, 5.936%, 6/11/2031(b)	2,182,301
680,927	International Textile Group, Inc., 2023 Last Out Term Loan, 5.500% PIK and/or 3 mo. USD SOFR + 1.000% Cash, 9/30/2027(a)(b)(d)	524,313
2,702,135	International Textile Group, Inc., 2023 Term Loan, 3 mo. USD SOFR + 8.500%, 12.375%, 9/30/2027(b)	2,692,002
5,498,672	PetSmart, Inc., 2025 USD Term Loan B, 1 mo. USD SOFR + 4.000%, 7.688%, 8/18/2032(a)(b)	5,529,629
3,192,493	S&S Holdings LLC, Term Loan, 1 mo. USD SOFR + 5.000%, 8.788%, 3/11/2028(a)(b)	3,192,493
3,349,926	Tory Burch LLC, 2026 Term Loan B, 1 mo. USD SOFR + 4.000%, 7.686%, 4/30/2031(a)(b)	3,371,701
		26,616,427
	Supermarkets — 0.8%
3,496,725	Northeast Grocery, Inc., Term Loan B, 3 mo. USD SOFR + 7.500%, 11.223%, 12/13/2028(a)(b)	3,514,208
	Technology — 15.1%
2,205,000	Altar Bidco, Inc., 2021 2nd Lien Term Loan, 1 yr. USD SOFR + 5.600%, 9.108%, 2/01/2030(a)(b)	2,149,875
2,123,165	Camelot U.S. Acquisition LLC, 2024 Term Loan B, 1 mo. USD SOFR + 2.750%, 6.436%, 1/31/2031(b)	1,977,856
949,000	Camelot U.S. Acquisition LLC, 2025 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 1/31/2031(a)(b)	886,916
217,585	Coreweave Financing DDTL V LLC, 1st Lien Delayed Draw Term Loan, 9/01/2031(f)	218,130
182,415	Coreweave Financing DDTL V LLC, 1st Lien Delayed Draw Term Loan, 1 mo. USD SOFR + 5.500%, 9.151%, 9/01/2031(a)(b)	182,871
1,860,936	Coreweave Financing DDTL V LLC, Delayed Draw Term Loan, 0.500%, 11/17/2031(f)	1,876,065
1,424,315	Coreweave Financing DDTL V LLC, Delayed Draw Term Loan, 1 mo. USD SOFR + 4.500%, 8.150%, 11/17/2031(b)	1,435,895
6,028,381	Cotiviti Corp., 2024 Term Loan, 1 mo. USD SOFR + 2.750%, 6.456%, 5/01/2031(b)	5,749,568
5,508,195	Cyberswift U.S. Finco LLC, Term Loan B, 3 mo. USD SOFR + 3.750%, 7.480%, 10/08/2032(a)(b)	5,511,665
1,924,805	Darktrace PLC, 1st Lien Term Loan, 3 mo. USD SOFR + 3.250%, 6.988%, 10/09/2031(b)	1,812,936
3,191,819	Darktrace PLC, 2nd Lien Term Loan, 3 mo. USD SOFR + 5.250%, 8.988%, 10/09/2032(a)(b)	2,755,593
Principal Amount (‡)	Description	Value (†)
	Technology — continued
$5,558,197	Dayforce, Inc., 2026 Term Loan, 3 mo. USD SOFR + 3.000%, 6.823%, 2/04/2033(a)(b)	$5,358,602
4,666,013	First Advantage Holdings LLC, 2025 Repriced Term Loan B, 3 mo. USD SOFR + 2.750%, 6.482%, 10/31/2031(a)(b)	4,660,928
3,412,236	Fortress Intermediate 3, Inc., 2025 Term Loan B, 1 mo. USD SOFR + 3.000%, 6.642%, 6/27/2031(a)(b)	3,402,272
1,361,518	GoTo Group, Inc., 2024 First Out Term Loan, 3 mo. USD SOFR + 4.750%, 8.693%, 4/28/2028(a)(b)	1,148,781
1,658,933	IGT Holding IV AB, 2025 Term Loan B5, 3 mo. USD SOFR + 3.000%, 6.732%, 9/01/2031(a)(b)	1,654,785
2,111,354	Imprivata, Inc., 2026 Term Loan B, 3 mo. USD SOFR + 3.750%, 7.484%, 11/30/2029(a)(b)	2,129,068
785,000	Lambda, Inc., Term Loan B, 12/31/2030(e)	788,682
5,354,903	Loyalty Ventures, Inc., Term Loan B, PRIME + 5.500%, 13.750%, 11/03/2027(c)	562,265
2,355,012	McAfee LLC, 2024 USD 1st Lien Term Loan B, 1 mo. USD SOFR + 3.000%, 6.686%, 3/01/2029(a)(b)	2,223,202
808,617	Physician Partners LLC, 2025 Second Out Term Loan B1, 2.500% PIK and/or 3 mo. USD SOFR + 1.500% Cash, 12/31/2029(a)(b)(d)	745,278
511,660	Physician Partners LLC, 2025 Third Out Term Loan C, 4.000% PIK and/or 3 mo. USD SOFR + 1.500% Cash, 12/31/2030(a)(b)(d)	426,724
1,613,114	Project Alpha Intermediate Holding, Inc., 2025 2nd Lien Incremental Term Loan, 3 mo. USD SOFR + 5.000%, 8.732%, 5/09/2033(a)(b)	945,285
1,345,371	Redstone Holdco 2 LP, 2026 Second Out Term Loan, 3 mo. USD SOFR + 5.500%, 9.323%, 12/31/2030(a)(b)	384,278
349,796	Redstone Holdco 2 LP, 2026 Tranche A2 First Out Term Loan, 3 mo. USD SOFR + 4.750%, 8.573%, 12/31/2030(a)(b)	276,776
423,810	Trio Bidco, Inc., 2025 Delayed Draw Term Loan, 0.500%, 10/29/2032(f)	423,017
4,016,125	Trio Bidco, Inc., 2025 Term Loan B, 3 mo. USD SOFR + 4.000%, 7.732%, 10/29/2032(a)(b)	4,008,615
4,653,995	UKG, Inc., 2024 Term Loan B, 3 mo. USD SOFR + 2.250%, 6.073%, 2/10/2031(a)(b)	4,521,263
3,400,000	Vantor Holdings, Inc., 1st Lien Term Loan, 6 mo. USD SOFR + 4.250%, 7.868%, 3/03/2033(a)(b)	3,414,178
3,533,464	Virtusa Corp., 2024 Term Loan B, 1 mo. USD SOFR + 3.250%, 6.936%, 2/15/2029(b)	3,427,460
		65,058,829
	Transportation Services — 0.5%
2,284,656	Rand Parent LLC, 2026 Term Loan B, 3 mo. USD SOFR + 3.000%, 6.823%, 3/18/2030(a)(b)	2,292,081
	Wireless — 0.8%
3,527,613	Voyage Digital (NZ) Ltd., 2024 Term Loan, 3 mo. USD SOFR + 3.250%, 6.973%, 5/11/2029(a)(b)	3,527,613
	Wirelines — 1.0%
4,381,392	Crown Subsea Communications Holding, Inc., 2026 Term Loan B, 1 mo. USD SOFR + 3.000%, 6.686%, 1/30/2031(a)(b)	4,404,657
	Total Senior Loans (Identified Cost $362,611,695)	344,717,861

Collateralized Loan Obligations — 6.2%
3,280,000	720 East CLO VI Ltd., Series 2024-3A, Class E, 3 mo. USD SOFR + 5.500%, 9.229%, 1/20/2038(b)(g)	3,263,753

Principal Amount (‡)	Description	Value (†)

$2,345,000	AGL CLO 35 Ltd., Series 2024-35A, Class E, 3 mo. USD SOFR + 5.150%, 8.884%, 1/21/2038(b)(g)	$2,260,186
2,510,000	AGL CLO 44 Ltd., Series 2025-44A, Class E, 3 mo. USD SOFR + 4.750%, 8.483%, 10/22/2037(b)(g)	2,508,947
1,800,000	AGL CLO 45 Ltd., Series 2025-45A, Class E, 3 mo. USD SOFR + 4.650%, 8.383%, 1/22/2039(b)(g)	1,792,822
2,490,000	Benefit Street Partners CLO XXVIII Ltd., Series 2022-28A, Class ER, 3 mo. USD SOFR + 5.400%, 9.129%, 10/20/2037(b)(g)	2,475,219
2,000,000	CIFC Funding Ltd., Series 2025-1A, Class E, 3 mo. USD SOFR + 4.500%, 8.252%, 4/23/2038(b)(g)	1,945,256
3,500,000	Garnet CLO 3 Ltd., Series 2025-3A, Class E, 3 mo. USD SOFR + 4.950%, 8.679%, 10/20/2038(b)(g)	3,485,426
2,735,000	OHA Credit Funding 2 Ltd., Series 2019-2A, Class ER2, 3 mo. USD SOFR + 4.800%, 8.534%, 1/21/2038(b)(g)	2,653,029
3,275,000	OHA Credit Partners XVII Ltd., Series 2024-17A, Class E, 3 mo. USD SOFR + 5.000%, 8.729%, 1/18/2038(b)(g)	3,275,937
3,300,000	Palmer Square CLO Ltd., Series 2022-4A, Class ER, 3 mo. USD SOFR + 5.500%, 9.229%, 10/20/2037(b)(g)	3,241,389
	Total Collateralized Loan Obligations (Identified Cost $27,231,070)	26,901,964

Shares
Exchange-Traded Funds — 5.2%
1,078,990	Invesco Senior Loan ETF (Identified Cost$22,666,481)	22,194,824

Principal Amount (‡)
Bonds and Notes — 4.3%

Non-Convertible Bonds — 3.4%
	Cable Satellite — 1.5%
$7,190,000	CSC Holdings LLC, 5.375%, 2/01/2028(g)	3,877,574
1,616,000	Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.000%, 2/15/2031(g)	1,710,139
981,818	DISH DBS Corp., 5.250%, 12/01/2026(g)	978,382
		6,566,095
	Food & Beverage — 0.3%
1,142,000	Viking Baked Goods Acquisition Corp., 8.625%, 11/01/2031(g)	1,143,199
	Technology — 1.6%
3,285,000	AthenaHealth Group, Inc., 6.500%, 2/15/2030(g)	3,210,523
2,217,000	Neptune Bidco U.S., Inc., 9.290%, 4/15/2029(g)	2,270,712
1,215,000	Sabre Financial Borrower LLC, 11.125%, 6/15/2029(g)	1,289,784
		6,771,019
	Total Non-Convertible Bonds (Identified Cost $16,472,974)	14,480,313

Convertible Bonds — 0.9%
	Cable Satellite — 0.0%
31,000	Sirius XM Holdings, Inc., 3.750%, 3/15/2028	34,503
Principal Amount (‡)	Description	Value (†)

	Consumer Cyclical Services — 0.2%
$60,000	Compass, Inc., 0.250%, 4/15/2031(g)	$60,198
60,000	DoorDash, Inc., Zero Coupon, 5/15/2030	64,170
95,000	Lyft, Inc., Zero Coupon, 9/15/2030(g)	97,137
462,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028	563,640
		785,145
	Consumer Products — 0.0%
101,000	Spectrum Brands, Inc., 3.375%, 6/01/2029	103,242
	Diversified Manufacturing — 0.0%
28,000	Bloom Energy Corp., Zero Coupon, 11/15/2030(g)	38,794
	Electric — 0.1%
72,000	Evergy, Inc., 4.500%, 12/15/2027	95,911
48,000	FirstEnergy Corp., 3.875%, 1/15/2031	52,012
83,000	Pinnacle West Capital Corp., 4.750%, 6/15/2027	91,674
		239,597
	Environmental — 0.0%
65,000	Tetra Tech, Inc., 2.250%, 8/15/2028	73,223
	Food & Beverage — 0.0%
70,000	Post Holdings, Inc., 2.500%, 8/15/2027	71,260
	Healthcare — 0.0%
53,000	Haemonetics Corp., 2.500%, 6/01/2029	60,155
	Industrial Other — 0.1%
61,000	Fluor Corp., 1.125%, 8/15/2029	82,533
45,000	Granite Construction, Inc., 3.250%, 6/15/2030	73,800
		156,333
	Metals & Mining — 0.0%
63,000	B2Gold Corp., 2.750%, 2/01/2030(g)	116,140
	Midstream — 0.0%
26,000	UGI Corp., 5.000%, 6/01/2028	37,006
	Pharmaceuticals — 0.1%
28,000	Arrowhead Pharmaceuticals, Inc., Zero Coupon, 1/15/2032	33,651
69,000	Halozyme Therapeutics, Inc., 0.875%, 11/15/2032(g)	93,150
67,000	Indivior Pharmaceuticals, Inc., 0.625%, 3/15/2031(g)	71,730
64,000	Ligand Pharmaceuticals, Inc., 0.750%, 10/01/2030	100,608
53,000	Zoetis, Inc., 0.250%, 6/15/2029(g)	48,442
		347,581
	Restaurants — 0.0%
66,000	Cheesecake Factory, Inc., 2.000%, 3/15/2030	108,174
	Retail REITs — 0.0%
63,000	Federal Realty OP LP, 3.250%, 1/15/2029(g)	66,276
	Retailers — 0.1%
66,000	Burlington Stores, Inc., 1.250%, 12/15/2027	87,615
93,000	Etsy, Inc., 1.000%, 6/15/2030	111,879
31,000	Freshpet, Inc., 3.000%, 4/01/2028	38,130
		237,624
	Technology — 0.3%
38,000	Amkor Technology, Inc., Zero Coupon, 7/15/2031(g)	34,732
92,000	Ciena Corp., Zero Coupon, 9/15/2031(g)	86,618
49,000	Cloudflare, Inc., Zero Coupon, 6/15/2030	70,775
55,000	Datadog, Inc., Zero Coupon, 12/01/2029	73,287
71,000	Guidewire Software, Inc., 1.250%, 11/01/2029	80,123
11,000	InterDigital, Inc., 3.500%, 6/01/2027	47,636
14,000	Lumentum Holdings, Inc., 0.375%, 3/15/2032(g)	69,117

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$48,000	Microchip Technology, Inc., Zero Coupon, 2/15/2030(g)	$50,160
43,000	MKS, Inc., 1.250%, 6/01/2030	77,357
34,000	Nova Ltd., Zero Coupon, 9/15/2030(g)	45,101
94,000	Nutanix, Inc., 0.500%, 12/15/2029	103,052
59,000	Onto Innovation, Inc., Zero Coupon, 6/01/2031(g)	64,014
130,000	Rubrik, Inc., Zero Coupon, 6/15/2030	140,725
81,000	SiTime Corp., Zero Coupon, 6/15/2031	79,299
82,000	Snowflake, Inc., Zero Coupon, 10/01/2029	180,080
24,000	Unity Software, Inc., Zero Coupon, 3/15/2030	33,398
5,000	Western Digital Corp., 3.000%, 11/15/2028	59,371
		1,294,845
	Transportation Services — 0.0%
55,000	Knight-Swift Transportation Holdings, Inc., 1.000%, 11/15/2031(g)	58,603
	Total Convertible Bonds (Identified Cost $3,675,579)	3,828,501
	Total Bonds and Notes (Identified Cost $20,148,553)	18,308,814

Shares
Preferred Stocks — 0.4%

Convertible Preferred Stocks — 0.4%
	Chemicals — 0.0%
1,250	Albemarle Corp., 7.250%	68,512
	Technology — 0.4%
10,265	Alphabet, Inc., Series A, 6.250%	497,442
11,711	Alphabet, Inc., Series B, 6.250%	562,128
16,050	Oracle Corp., Series D, 6.500%	749,214
		1,808,784
	Total Convertible Preferred Stocks (Identified Cost $1,851,439)	1,877,296
	Total Preferred Stocks (Identified Cost $1,851,439)	1,877,296

Common Stocks— 0.1%
	Capital Markets — 0.0%
32,299	Resolute Topco, Inc.(h)	96,897
	Oil, Gas & Consumable Fuels — 0.0%
61,854	Ameriforge Group, Inc.(h)(i)	—
	Specialty Retail — 0.1%
1,737	At Home Group, Inc.(h)	40,529
64,877	Neighborhood Intelligence, Inc.(h)	254,967
		295,496
Shares	Description	Value (†)

	Textiles, Apparel & Luxury Goods — 0.0%
53,230	Elevate Textiles Holding Corp.(h)	$54,987
	Total Common Stocks (Identified Cost $15,017,823)	447,380

Warrants — 0.0%
55,256	Elevate Textiles Holding Corp., Expiration on 6/21/2028(h)(i) (Identified Cost $2,333)	—

Principal Amount (‡)
Short-Term Investments — 2.7%
$11,926,400
Tri-Party Repurchase Agreement with Fixed
Income Clearing Corporation, dated 8/31/2026 at
2.150% to be repurchased at $11,927,112 on
9/01/2026 collateralized by $10,789,100
U.S. Treasury Inflation Indexed Note, 1.625%
due 10/15/2027  valued at $12,165,081 including
accrued interest (j)
(Identified Cost $11,926,400)
		11,926,400
	Total Investments — 98.8% (Identified Cost $461,455,794)	426,374,539
	Other assets less liabilities — 1.2%	4,967,394
	Net Assets — 100.0%	$431,341,933

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the
Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations ("CLOs") are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and CLOs where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated. Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 2.00%, to which the spread is added.

(b)
Variable rate security. Rate as of August 31, 2026 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(d)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal.
(e)	Position is unsettled. Contract rate was not determined at August 31, 2026 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(f)
Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

(g)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2026, the value of Rule 144A holdings amounted to
$42,382,489 or 9.8% of net assets.

(h)	Non-income producing security.
(i)	Level 3 security. Value has been determined using significant unobservable inputs.
(j)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. As of August 31, 2026, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

DIP	Debtor In Possession
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

EUR	Euro
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At August 31, 2026, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	9/03/2026	EUR	B	3,850,000	$4,464,460	$4,472,144	$7,684
Goldman Sachs Bank USA	9/03/2026	EUR	S	3,850,000	4,438,511	4,472,144	(33,633)
Goldman Sachs Bank USA	10/05/2026	EUR	S	3,850,000	4,470,170	4,477,706	(7,536)
Total							$(33,485)
Fair Value Measurements
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2026, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$ —	$344,717,861	$ —	$344,717,861
Collateralized Loan Obligations	—	26,901,964	—	26,901,964
Exchange-Traded Funds	22,194,824	—	—	22,194,824
Bonds and Notes(a)	—	18,308,814	—	18,308,814
Preferred Stocks(a)	1,877,296	—	—	1,877,296
Common Stocks
Capital Markets	—	96,897	—	96,897
Oil, Gas & Consumable Fuels	—	—	—	—
Specialty Retail	254,967	40,529	—	295,496
Textiles, Apparel & Luxury Goods	—	54,987	—	54,987
Total Common Stocks	254,967	192,413	—	447,380

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Warrants	$ —	$ —	$ —	$ —
Short-Term Investments	—	11,926,400	—	11,926,400
Total Investments	24,327,087	402,047,452	—	426,374,539
Forward Foreign Currency Contracts (unrealized appreciation)	—	7,684	—	7,684
Total	$24,327,087	$402,055,136	$ —	$426,382,223

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$ —	$(41,169)	$ —	$(41,169)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2025 and/or August 31, 2026:

Asset Valuation Inputs
Investments in Securities	Balance as of November 30, 2025	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2026	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at August 31, 2026
Senior Loans
Technology	$401,618	$ —	$ —	$ —	$ —	$ —	$ —	$(401,618)	$ —	$ —
Common Stocks
Oil, Gas & Consumable Fuels	5,691	—	—	(5,691)	—	—	—	—	—	(5,691)
Warrants	—	—	—	(553)	—	—	553	—	—	(553)
Total	$407,309	$ —	$ —	$(6,244)	$ —	$ —	$553	$(401,618)	$ —	$(6,244)
A warrant valued at $553 was transferred from Level 2 to Level 3 during the period ended August 31, 2026. At November 30, 2025, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At August 31, 2026, this security was fair valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.
A debt security valued at $401,618 was transferred from Level 3 to Level 2 during the period ended August 31, 2026. At November 30, 2025, this security was fair valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At August 31, 2026, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies.